As filed with the Securities and Exchange Commission on August 25, 2003

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]                                   Check the appropriate box:
Filed by a Party other than the Registrant [ ]                [ ] Preliminary Proxy Statement
                                                              [X] Definitive Proxy Statement
                                                              [ ] Definitive Additional Materials
                                                              [ ] Soliciting Material Pursuant to
                                                              Rule 14a-11(c) or Rule 14a-12


                             ROYCE VALUE TRUST, INC.
            --------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  SAME AS ABOVE
            --------------------------------------------------------
                     (NAME OF PERSON FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):

         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         ----------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
         ----------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
         -----------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount Previously Paid:
         -----------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------
         (3) Filing Party:
         -----------------------------------------------------------
         (4) Date Filed:
         -----------------------------------------------------------

                             ROYCE VALUE TRUST, INC.

                           1414 Avenue of the Americas
                               New York, NY 10019

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ------------------

                        TO BE HELD ON SEPTEMBER 29, 2003

To the Stockholders of:

ROYCE VALUE TRUST, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ROYCE VALUE TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019 on Monday, September 29, 2003, at 12:00 p.m. (Eastern time), for the following purposes:

     1. To elect four Directors to the Fund's Board:

         (i) two Directors to be elected by the holders of the Fund's Common Stock, its 7.80% Cumulative Preferred Stock and its 7.30% Tax-Advantaged Cumulative Preferred Stock (the two series of Cumulative Preferred Stock together will be referred to as the "Preferred Stock"), voting together as a single class, and

         (ii) two Directors to be elected only by the holders of the Fund's Preferred Stock voting as a separate class; and

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of the Fund has set the close of business on August 8, 2003 as the record date for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

                                    IMPORTANT

     TO SAVE THE FUND THE EXPENSE OF ADDITIONAL PROXY SOLICITATION, PLEASE MARK YOUR INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES), EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS. The accompanying Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

                                    By order of the Board of Directors,

                                    John E. Denneen
                                    Secretary









     August 20, 2003

                                 PROXY STATEMENT

                             ROYCE VALUE TRUST, INC.
                           1414 Avenue of the Americas
                               New York, NY 10019

                         ANNUAL MEETING OF STOCKHOLDERS
                               September 29, 2003

                                  INTRODUCTION

     The enclosed Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") of Royce Value Trust, Inc. (the "Fund"), to be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019, on Monday, September 29, 2003, at 12:00 p.m. (Eastern time) and at any adjournments thereof. The approximate mailing date of this Proxy Statement is August 20, 2003.

     All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted "FOR" the election of the Director nominees of the Fund.

     You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund's address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

     The Board of Directors of the Fund has set the close of business on August 8, 2003 as the record date (the "Record Date") for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock, 7.80% Cumulative Preferred Stock and 7.30% Tax-Advantaged Cumulative Preferred Stock (the two series of Cumulative Preferred Stock together will be referred to as the "Preferred Stock" and, together with the Common Stock, "Stock" or "shares") held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

     As of the Record Date, there were 48,820,753 shares of Common Stock and 6,400,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the Record Date:

                             CLASS/SERIES         AMOUNT AND      PERCENT OF
NAME AND ADDRESS OF OWNER      OF STOCK      NATURE OF OWNERSHIP  CLASS/SERIES
-------------------------      --------      -------------------  ------------
Cede & Co.*                     Common       47,048,967 shares--    96.37%
Depository Trust Company                     Record*
P.O. Box #20                7.80% Preferred  2,378,516 shares--     99.10%
Bowling Green Station                        Record*
New York, NY 10028          7.30% Preferred  3,975,000 shares--     99.38%
                                             Record*
----------------

*Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

     The Board of Directors knows of no business other than that stated in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

-----------------------------------------------------------------------------

  PROPOSAL                  COMMON STOCKHOLDERS     PREFERRED STOCKHOLDERS

-----------------------------------------------------------------------------

  ELECTION OF DIRECTORS    Common and Preferred       Preferred Stockholders,
                           Stockholders, voting       voting as a separate
                           together as a single       class, elect two
                           class, elect two           additional Directors
                           Directors

-----------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, four members of the Board of Directors of the Fund will be elected. The holders of both Common Stock and Preferred Stock, voting together as a single class, are entitled to elect six directors. These six directors are divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Charles M. Royce and G. Peter O'Brien have each been nominated by the Board of Directors for a three-year term to expire at the Fund's 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2006 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Charles M. Royce
G. Peter O'Brien

DIRECTORS SERVING UNTIL 2005 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Donald R. Dwight
Stephen L. Isaacs

DIRECTORS SERVING UNTIL 2004 ANNUAL MEETING OF STOCKHOLDERS
-----------------------------------------------------------
Mark R. Fetting
Richard M. Galkin


         The holders of Preferred Stock, voting as a separate class, are entitled to elect the remaining two directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. The Board of Directors has nominated the following two persons to continue as Directors of the Fund, to be elected by holders of the Preferred Stock: William L. Koke and David L. Meister.

         Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

         Certain biographical and other information concerning the existing Directors and the nominees who are "interested persons" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund, including their designated classes, is set forth below.



                                                  TERM OF
                                                   OFFICE                              NUMBER
                                                    AND                               OF ROYCE       OTHER
NAME, ADDRESS* AND                  POSITIONS      LENGTH      CURRENT      TO BE       FUNDS'       PUBLIC
PRINCIPAL OCCUPATIONS                 WITH         OF TIME      TERM       ELECTED   PORTFOLIOS      COMPANY
DURING PAST FIVE YEARS**      AGE    THE FUND      SERVED      EXPIRES        BY      OVERSEEN    DIRECTORSHIPS
------------------------      ---    --------      ------      -------        --      --------    ------------

Charles M. Royce***            63     Class I       1986         2003       Common        18           None
  President, Chief Investment        Director                                 and
  Officer and Member of Board          and                                 Preferred
  of Managers of Royce &            President[dagger]
  Associates, LLC and its
  predecessor, Royce &
  Associates, Inc.
  (collectively, "R&A"),
  the Fund's investment
  adviser; Director and
  President of the Fund,
  Royce Micro-Cap Trust,
  Inc. ("OTCM") and Royce
  Focus Trust, Inc.
  ("RFT"), closed-end
  diversified management
  investment companies of
  which R&A is the
  investment adviser;
  Trustee, and President of
  The Royce Fund ("TRF")
  and Royce Capital Fund
  ("RCF"), open-end
  diversified management
  investment companies of
  which R&A is the
  investment adviser (the
  Fund, OTCM, RFT, TRF and
  RCF collectively, "The
  Royce Funds"); Secretary
  and sole director of
  Royce Fund Services, Inc.
  ("RFS"), a wholly-owned
  subsidiary of R&A; and
  managing general partner
  of Royce Management
  Company ("RMC"), the
  general partner of
  various private
  investment limited
  partnerships (until
  October 2001).



                                                  TERM OF
                                                   OFFICE                              NUMBER
                                                    AND                               OF ROYCE       OTHER
NAME, ADDRESS* AND                  POSITIONS      LENGTH      CURRENT      TO BE       FUNDS'       PUBLIC
PRINCIPAL OCCUPATIONS                 WITH         OF TIME      TERM       ELECTED   PORTFOLIOS      COMPANY
DURING PAST FIVE YEARS**      AGE    THE FUND      SERVED      EXPIRES        BY      OVERSEEN    DIRECTORSHIPS
------------------------      ---    --------      ------      -------        --      --------    ------------

Mark R. Fetting***             48    Class II       2001        2004         Common      18         Director/
  Executive Vice President           Director                                 and                   Trustee of
  of Legg Mason, Inc. ("Legg                                               Preferred               registered
  Mason"); Member of Board                                                                          investment
  of Managers  of R&A; and                                                                          companies
  Division President and                                                                           constituting
  Senior Officer, Prudential                                                                       the 22 Legg
  Financial Group, Inc. and                                                                         Mason Funds
  related companies,
  including Fund Boards and
  consulting services to
  subsidiary companies (from
  1991 to 2000).
  Mr. Fetting's prior
  business experience
  includes having served as
  Partner, Greenwich
  Associates, and Vice
  President, T. Rowe Price
  Group, Inc.

  ----------------

       * Mr. Royce's address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019. Mr. Fetting's address is c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

      ** Each of the existing Directors or nominees is also a director/trustee of certain other investment companies for which R&A acts as an investment adviser.

     *** "Interested person," as defined in the Investment Company Act, of the
         Fund.
[dagger] Elected by and serves at the pleasure of the Board of Directors.

     Certain biographical and other information concerning the existing Directors and nominees who are not "interested persons," as defined in the Investment Company Act, of the Fund, including their designated classes, is set forth below.



                                                  TERM OF
                                                   OFFICE                              NUMBER
                                                    AND                               OF ROYCE       OTHER
NAME, ADDRESS* AND                  POSITIONS      LENGTH      CURRENT      TO BE      FUNDS'        PUBLIC
PRINCIPAL OCCUPATIONS                 WITH         OF TIME      TERM       ELECTED   PORTFOLIOS      COMPANY
DURING PAST FIVE YEARS**      AGE    THE FUND      SERVED      EXPIRES        BY      OVERSEEN    DIRECTORSHIPS
------------------------      ---    --------      ------      -------        --      --------    ------------

 Donald R. Dwight              72    Class III     1998         2005        Common       18          None
    President of Dwight              Director                                and
    Partners, Inc., corporate                                             Preferred
    communications
    consultants; and Chairman
    (from 1982 until March
    1998) of Newspapers of
    New England, Inc.
    Mr. Dwight's prior
    experience includes
    having served as
    Lieutenant Governor of
    the Commonwealth of
    Massachusetts, President
    and Publisher of
    Minneapolis Star and
    Tribune Company, and as
    Trustee of the registered
    investment companies
    constituting the
    94 Eaton Vance Funds.

    Richard M. Galkin          65    Class II      1986         2004        Common       18          None
    Private investor;                Director                                and
    Mr. Galkin's prior                                                    Preferred
    business experience
    includes having served as
    President of Richard M.
    Galkin Associates, Inc.,
    telecommunications
    consultants, President of
    Manhattan Cable
    Television (a subsidiary
    of Time Inc.), President
    of Haverhills Inc.
    (another Time Inc.
    subsidiary), President of
    Rhode Island Cable
    Television and Senior
    Vice President of
    Satellite Television
    Corp. (a subsidiary of
    Comsat).



                                                  TERM OF
                                                   OFFICE                              NUMBER
                                                    AND                               OF ROYCE       OTHER
NAME, ADDRESS* AND                  POSITIONS      LENGTH      CURRENT      TO BE      FUNDS'        PUBLIC
PRINCIPAL OCCUPATIONS                 WITH         OF TIME      TERM       ELECTED   PORTFOLIOS      COMPANY
DURING PAST FIVE YEARS**      AGE    THE FUND      SERVED      EXPIRES        BY      OVERSEEN    DIRECTORSHIPS
------------------------      ---    --------      ------      -------        --      --------    ------------
 Stephen L. Isaacs             63    Class III     1986         2005       Common       18           None
    President of The Center          Director                               and
    for Health and Social                                                 Preferred
    Policy (since September
    1996); Attorney and
    President of Health
    Policy Associates, Inc.,
    consultants. Mr. Isaacs'
    prior experience includes
    having served as Director
    of Columbia University
    Development Law and
    Policy Program and
    Professor at Columbia
    University.

 William L. Koke               68    Director      2001         2003      Preferred     18           None
    Financial planner with                                                  only
    Shoreline Financial
    Consultants. Mr. Koke's
    prior business experience
    includes having served as
    Director of Financial
    Relations of SONAT, Inc.,
    Treasurer of Ward Foods,
    Inc. and President of
    CFC, Inc.

 David L. Meister              63    Director      1986         2003      Preferred     18           None
    Chairman and Chief                                                      only
    Executive Officer of The
    Tennis Channel (since
    June 2000); and Chief
    Executive Officer of
    Seniorlife.com (from
    December 1999 to May
    2000). Mr. Meister's
    prior business experience
    includes having served as
    a consultant to the
    communications industry,
    President of Financial
    News Network, Senior Vice
    President of HBO,
    President of Time-Life
    Films and Head of
    Broadcasting for Major
    League Baseball.



                                                  TERM OF
                                                   OFFICE                              NUMBER
                                                    AND                               OF ROYCE       OTHER
NAME, ADDRESS* AND                  POSITIONS      LENGTH      CURRENT      TO BE      FUNDS'        PUBLIC
PRINCIPAL OCCUPATIONS                 WITH         OF TIME      TERM       ELECTED   PORTFOLIOS      COMPANY
DURING PAST FIVE YEARS**      AGE    THE FUND      SERVED      EXPIRES        BY      OVERSEEN    DIRECTORSHIPS
------------------------      ---    --------      ------      -------        --      --------    ------------

 G. Peter O'Brien              57    Class I       2001         2003        Common       18        Director/
    Trustee of Colgate               Director                                and                   Trustee of
    University, President of                                               Preferred               registered
    Hill House, Inc. and                                                                            investment
    Managing Director/Equity                                                                        companies
    Capital Markets Group of                                                                       constituting
    Merrill Lynch & Co. (from                                                                      the 22 Legg
    1971 to 1999).                                                                                    Mason
                                                                                                      Funds;
                                                                                                   Director of
                                                                                                   Renaissance
                                                                                                     Capital
                                                                                                    Greenwich
                                                                                                      Fund.

----------------

  * Messrs. Dwight, Galkin, Isaacs, Koke, Meister and O'Brien's address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.
 ** Each of the above existing Directors or nominees is a director/trustee of certain other investment companies for which R&A acts as an investment adviser, is a member of the Fund's audit committee and will continue as a member of the Fund's Audit Committee if re-elected a Director.

AUDIT COMMITTEE REPORT
     The Board of Directors has a standing Audit Committee (the "Audit Committee"), which consists of the Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act and who are "independent" as defined in the listing standards of the New York Stock Exchange (the "Independent Directors"). The current members of the Audit Committee are Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, David L. Meister and G. Peter O'Brien. Mr. Galkin serves as Chairman of the Committee. Although the Board of Directors does not have a standing compensation committee or a nominating committee, the Independent Directors review and nominate candidates to serve as Independent Directors. The Independent Directors generally will not consider nominees recommended by stockholders of the Fund.

     The principal purposes of the Audit Committee are the appointment, compensation and oversight of the Fund's independent auditors including the resolution of disagreements regarding financial reporting between fund management and such independent auditors.

     The Board of Directors has adopted an Audit Committee Charter for the Fund. The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait,

Weller & Baker ("TW&B"), independent auditors for the Fund, and (ii) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with TW&B. The Audit Committee has considered whether the provision of non-audit services by the Fund's independent auditors is compatible with maintaining their independence.

     At its meeting held on February 4, 2003, the Audit Committee reviewed and discussed the audit of the Fund's financial statements as of December 31, 2002 and for the fiscal year then ended with Fund management and TW&B. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund's 2002 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or TW&B. The Audit Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2002 Annual Report to Stockholders.

COMMITTEE AND BOARD OF DIRECTORS MEETINGS
     During the year ended December 31, 2002, the Board of Directors held seven meetings and the Audit Committee held three meetings. Each Director then in office attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during that year and the total number of meetings of the Audit Committee held during that year.

COMPENSATION OF DIRECTORS AND AFFILIATED PERSONS
     Each Independent Director receives a base fee of $10,000 per year plus $1,000 for each meeting of the Board of Directors attended. No Director received remuneration for services as a Director for the year ended December 31, 2002 in addition to or in lieu of this standard arrangement.

     Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds to each Independent Director of the Fund for the year ended December 31, 2002.

                                       PENSION OR                    TOTAL
                                       RETIREMENT                 COMPENSATION
                                        BENEFITS    ESTIMATED    FROM THE FUND
                                         ACCRUED      ANNUAL       AND OTHER
                         AGGREGATE       AS PART     BENEFITS     ROYCE FUNDS
                       COMPENSATION      OF FUND       UPON         PAID TO
NAME                   FROM THE FUND    EXPENSES    RETIREMENT     DIRECTORS
----                   -------------    --------    ----------     ---------
Donald R. Dwight,
   Director(1)             $15,000        None         None          $65,250
Richard M. Galkin,
  Director(2)               15,000        None         None           65,250
Stephen L. Isaacs,
   Director                 15,000        None         None           65,250
William L. Koke,
  Director                  15,000        None         None           65,250
David L. Meister,
  Director                  15,000        None         None           65,250
G. Peter O'Brien,
   Director                 15,000        None         None           65,250

----------------

(1) Includes $2,250 from the Fund ($9,563 from the Fund and other Royce Funds) deferred during 2002 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for trustees/directors.

(2) Includes $15,000 from the Fund ($63,750 from the Fund and other Royce Funds) deferred during 2002 at the election of Mr. Galkin under The Royce Funds' Deferred Compensation Plan for trustees/directors.

OFFICERS OF THE FUND

     Officers of the Fund are elected each year by the Fund's Board of Directors. The following sets forth information concerning the Fund's officers:

NAME, ADDRESS* AND PRINCIPAL                                      OFFICER OF
OCCUPATIONS DURING PAST FIVE YEARS           AGE      OFFICE**    FUND SINCE
----------------------------------           ---      --------    ----------

Charles M. Royce                             63       President      1986
  President, Member of Board of
  Managers and Chief Investment
  Officer of R&A, the Fund's
  investment adviser; Director and
  President of the Fund, OTCM and
  RFT, closed-end diversified
  management investment companies
  of which R&A is the investment
  adviser; Trustee and President
  of TRF and RCF, open-end
  diversified management
  investment companies of which
  R&A is the investment adviser;
  Secretary and sole director of
  RFS, a wholly-owned subsidiary
  of R&A; and managing general
  partner of RMC, the general
  partner of various private
  investment limited partnerships
  (until October 2001).

John D. Diederich                            52         Vice         1997
  Member of Board of Managers,                        President
  Chief Operating Officer (since                         and
  October 2001), Chief Financial                      Treasurer
  Officer (since March 2002) and
  Managing Director of R&A; Vice
  President and Treasurer of the
  Fund, OTCM, RFT, TRF and RCF;
  Director of Administration of
  The Royce Funds; and President
  of RFS.

Jack E. Fockler, Jr.                         44         Vice         1995
  Director of Marketing, Managing                     President
  Director and Vice President of
  R&A; Vice President of the Fund,
  OTCM, RFT, TRF and RCF; and Vice
  President of RFS.

W. Whitney George                            45         Vice         1995
  Senior Portfolio Manager,                           President
  Managing Director and Vice
  President of R&A; Vice President
  of the Fund, OTCM, RFT, TRF and
  RCF.

NAME, ADDRESS* AND PRINCIPAL                                      OFFICER OF
OCCUPATIONS DURING PAST FIVE YEARS           AGE      OFFICE**    FUND SINCE
----------------------------------           ---      --------    ----------

Daniel A. O'Byrne                            41         Vice         1994
  Director of Administration,                         President
  Principal and Vice President of
  R&A; Vice President of the Fund,
  OTCM, RFT, TRF and RCF.

John E. Denneen                              36       Secretary    April 2002
  General Counsel (Deputy General                                 and 1996-2001
  Counsel prior to 2003), Principal,
  Chief Legal and Compliance Officer
  and Secretary of R&A (since March
  2002); Secretary of the Fund, OTCM,
  RFT, TRF and RCF (1996-2001 and
  since April 2002); Associate
  General Counsel, Principal and
  Chief Compliance Officer of R&A
  (1996-2001) and Principal of Credit
  Suisse First Boston Private Equity
  (2001-2002).

-----------------

 * The address of each officer listed above is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.
** Elected by and serves at the pleasure of the Board of Directors.

INTERESTED PERSONS
     Messrs. Royce and Fetting are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions they hold with R&A and its affiliate Legg Mason, respectively, and their stock ownership in Legg Mason. There are no family relationships between any of the Fund's Directors and officers.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that, except as set forth below, all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund's shares during the Fund's most recent fiscal year. Mr. Royce inadvertently made a late Form 4 filing in March 2002 reporting certain February 2002 transactions in the Fund's shares of common stock.

STOCK OWNERSHIP
     Information relating to each Director's or nominee's ownership as of August 8, 2003 in the Fund and in all registered Royce Funds overseen or to be overseen by each Director nominee is set forth below:

---------------------------- --------------------- -----------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                   SECURITIES IN ALL ROYCE FUNDS
                               AGGREGATE DOLLAR      OVERSEEN BY EACH DIRECTOR
                               RANGE OF EQUITY            NOMINEE IN THE
NAME                             IN THE FUND           ROYCE FAMILY OF FUNDS
---------------------------- --------------------- -----------------------------
Interested Director:
---------------------------- --------------------- -----------------------------
  Charles M. Royce               over $100,000               over $100,000
---------------------------- --------------------- -----------------------------
  Mark R. Fetting               $10,001--$50,000             over $100,000
---------------------------- --------------------- -----------------------------
Non-Interested Directors:
---------------------------- --------------------- -----------------------------
  Donald R. Dwight                 $1--$10,000               over $100,000
---------------------------- --------------------- -----------------------------
  Richard M. Galkin             $10,001--$50,000             over $100,000
---------------------------- --------------------- -----------------------------
  Stephen L. Isaacs             $10,001--$50,000             over $100,000
---------------------------- --------------------- -----------------------------
  William L. Koke               $50,001--$100,000            over $100,000
---------------------------- --------------------- -----------------------------
  David L. Meister                    None                   over $100,000
---------------------------- --------------------- -----------------------------
  G. Peter O'Brien              $10,001--$50,000             over $100,000
---------------------------- --------------------- -----------------------------

     As of August 8, 2003, no Independent Director or any of his immediate family members directly or indirectly owned any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

     Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the record date, all Directors and officers of the Fund as a group (13 persons) beneficially owned 376,439 shares of the Fund's Common Stock, constituting .77% of the outstanding shares, and 6,000 shares of its Preferred Stock, constituting less than .1% of the outstanding Preferred Stock.

INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER
     On October 1, 2001, Royce & Associates, Inc., the Fund's investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). On March 31, 2003, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Fund's investment adviser and a direct wholly-owned subsidiary of Legg Mason.

VOTE REQUIRED
     A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE FOR ALL DIRECTOR NOMINEES.

                             ADDITIONAL INFORMATION

ADJOURNMENT OF MEETING; OTHER MATTERS
     In the event that sufficient votes in favor of Proposal 1 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

     While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes") and the shares as to which Proxies are returned by record stockholders but which are marked "abstain" on any matter will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

INDEPENDENT AUDITORS' FEES
     The Fund paid aggregate fees of $30,000 to TW&B for the year ended December 31, 2002, for professional services rendered involving the audit of the Fund's annual financial statements, the review of financial statements included in the Fund's annual and semi-annual reports to stockholders and the preparation of the Fund's tax returns. The Fund paid aggregate fees of $6,000 to TW&B for such year for professional services rendered involving the preparation of reports to the rating agency that provides ratings for the Preferred Stock. The investment adviser and one of its employees paid a total of $7,500 for an analysis of the performance of his accounts. The Audit Committee has determined that the preparation of the rating agency reports and the performance analysis is compatible with maintaining TW&B's independence. TW&B did not provide any other professional services to the Fund or R&A for the year ended December 31, 2002. No representatives of TW&B will be present at the Meeting.

ADDRESS OF INVESTMENT ADVISER
     R&A's principal office is located at 1414 Avenue of the Americas, New York, New York 10019.

ANNUAL REPORT DELIVERY
     THE FUND'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2002 AND SEMI-ANNUAL REPORT TO STOCKHOLDERS FOR THE SIX MONTHS ENDED JUNE 30, 2003 WERE PREVIOUSLY MAILED TO ITS STOCKHOLDERS, AND COPIES ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1414 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019 OR CALLING TOLL FREE AT 1-800-221-4268.

STOCKHOLDER PROPOSALS
     Proposals of stockholders intended to be presented at the Fund's 2004 Annual Meeting of Stockholders must be received by the Fund by April 22, 2004 for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented at the Fund's 2004 Annual Meeting of Stockholders must be in writing and received at the Fund's principal executive office between April 22, 2004 and May 22, 2004. Written proposals should be sent to the Secretary of the Fund, 1414 Avenue of the Americas, New York, New York 10019.

     PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                          By order of the Board of Directors,

                                          John E. Denneen
                                          Secretary


Dated: August 20, 2003

                       This page intentionally left blank

RVT-PS-03

                             ROYCE VALUE TRUST, INC.
PROXY                                                                     PROXY
                                  Common Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

          This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on August 8, 2003 at the Annual Meeting of Stockholders of Royce Value Trust, Inc. to be held on September 29, 2003, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                             DO YOU HAVE ANY COMMENTS?

-------------------------                             -------------------------

-------------------------                             -------------------------

-------------------------                             -------------------------

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

---------------------------------------------
ROYCE VALUE TRUST, INC.

---------------------------------------------

                                                         With-           For All
                                       For               hold            Except
                                       / /               / /             / /

1. ELECTION OF DIRECTORS
                                       Charles M. Royce and G. Peter O'Brien

                                       Instruction: If you do not wish your
                                       shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.          Date:             Mark box at the right      [ ]
                                                                       if an address change
                                                                       or comment has been
                                                                       noted on the reverse
                                                                       side of this card.

Stockholder sign here          Co-owner sign here                      RECORD DATE SHARES:

---------------------          ------------------                      -----------------
                                                                       CONTROL NUMBER:

                                                                       -----------------

                             ROYCE VALUE TRUST, INC.
PROXY                                                                      PROXY
                        7.80% Cumulative Preferred Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

          This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.80% Cumulative Preferred Stock of the Fund held of record by the undersigned on August 8, 2003 at the Annual Meeting of Stockholders of Royce Value Trust, Inc. to be held on September 29, 2003, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

-------------------------                              -------------------------

-------------------------                              -------------------------

-------------------------                              -------------------------

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

---------------------------------------------
ROYCE VALUE TRUST, INC.

---------------------------------------------

                                                    With-          For All
                                     For            hold           Except
                                     / /            / /            / /

1. ELECTION OF DIRECTORS
                                     Charles M. Royce, William L. Koke,
                                     David L. Meister and G. Peter O'Brien

                                     Instruction: If you do not wish your
                                     shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.          Date:             Mark box at the right              [ ]
                                                                       if an address change
                                                                       or comment has been
                                                                       noted on the reverse
                                                                       side of this card.

Stockholder sign here               Co-owner sign here                 RECORD DATE SHARES:

---------------------               ------------------                 -----------------

                                                                       CONTROL NUMBER:

                                                                       -----------------

                             ROYCE VALUE TRUST, INC.
PROXY                                                                     PROXY
                 7.30% Tax-Advantaged Cumulative Preferred Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

          This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.30% Tax-Advantaged Cumulative Preferred Stock of the Fund held of record by the undersigned on August 8, 2003 at the Annual Meeting of Stockholders of Royce Value Trust, Inc. to be held on September 29, 2003, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

-------------------------                              -------------------------

-------------------------                              -------------------------

-------------------------                              -------------------------

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

---------------------------------------------
ROYCE VALUE TRUST, INC.

---------------------------------------------

                                                        With-            For All
                                      For               hold             Except
                                      / /               / /              / /

1. ELECTION OF DIRECTORS
                                      Charles M. Royce, William L. Koke,
                                      David L. Meister and G. Peter O'Brien

                                      Instruction: If you do not wish your
                                      shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.          Date:             Mark box at the right        [ ]
                                                                       if an address change
                                                                       or comment has been
                                                                       noted on the reverse
                                                                       side of this card.

Stockholder sign here               Co-owner sign here                 RECORD DATE SHARES:

---------------------               ------------------                 -----------------
                                                                       CONTROL NUMBER:

                                                                       -----------------